American Funds Insurance Series®
Global Bond FundSM

Summary Prospectus Supplement
November 8, 2013

(for Class 1 shares summary prospectus, Class 2 shares summary prospectus and Class 4 shares summary prospectus dated May 1, 2013)

The information under the heading “Portfolio counselors” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio counselors

The individuals primarily responsible for the portfolio management of the fund are:

Portfolio counselor Series title (if applicable)	Portfolio counselor experience in this fund	Primary title with investment adviser
Mark H. Dalzell	7 years	Senior Vice President — Fixed Income, Capital Research and Management Company
Thomas H. Høgh	7 years	Senior Vice President — Fixed Income, Capital Research Company
Marcus B. Linden	2 years	Senior Vice President — Fixed Income, Capital Research Company
Robert H. Neithart	Less than 1 year	Senior Vice President — Fixed Income, Capital Research and Management Company

Keep this supplement with your summary prospectus.

INAFBS-002-1113O CGD/8024-S39756